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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 26, 2007

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

              0-556                                   68-0365195
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     (Commission File Number)             (IRS Employer Identification No.)


     200 Vernon Street, Roseville, California               95678
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     (Address of Principal Executive Offices)             (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01   CHANGE IN REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

         Effective January 26, 2007, Moss Adams LLP declined to stand for re-election as the independent registered public accounting firm for the audit of the Surewest Communications Pension Plan and the SureWest KSOP ("the Plans"), citing a business decision to provide retirement plan audit services only in concert with their existing financial audits. Moss Adams LLP has audited the Plans since 2003. Its most recent audit of the Plan's financial statements for the years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During such year-end periods and any subsequent interim period, there have been (1) no disagreements with Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not satisfactorily resolved would have caused Moss Adams LLP to make reference thereto in connection with its reports and (2) no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v). The Administrative Committee will review the resignation and is in the process of securing bids for a new independent accountant for the Plans.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SUREWEST COMMUNICATIONS


Date:   February 1, 2007                          By: /s/ Philip A. Grybas
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                                                      Senior Vice President and
                                                      Chief Financial Officer